UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

AVADEL PHARMACEUTICALS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37977	98-1341933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Earlsfort Terrace Dublin 2, Ireland, D02 T380	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 901-5201

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	AVDL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Effective April 15, 2024, Avadel Pharmaceuticals plc’s (the “Company”) ordinary shares, nominal value $0.01 per share (“Ordinary Shares”) are listed directly on the Nasdaq Stock Market. The Company caused a mandatory exchange of its American Depositary Shares (“ADSs”) for the underlying Ordinary Shares. Accordingly, the Bank of New York Mellon (“BNY Mellon”), as Depositary for the ADSs, will issue a notice of termination of its American Depository Receipt program (“ADR Program”) of ADSs to the registered holders of ADSs according to the requirements under the deposit agreement dated January 3, 2017 (the “Deposit Agreement”) among the Company, BNY Mellon and holders of ADSs. The ADR Program and the Deposit Agreement will be terminated on the earlier of July 15, 2024 and the date on which there are no outstanding ADSs.

Prior to termination of the Deposit Agreement, ADS holders are entitled to surrender their ADSs to BNY Mellon for cancellation, in accordance with the terms of the Deposit Agreement, and receive the underlying Ordinary Shares. For ADS holders who hold their ADSs in uncertificated form in the Direct Registration System, the ADSs will automatically be cancelled and exchanged for Ordinary Shares on a one-for-one basis without any action required by the holders. The holders who hold their ADSs in certificated form should contact BNY Mellon or, to the extent certificated holders are holding ADSs through a bank, broker or other nominee, such holders should contact such bank, broker or nominee in order to determine the steps they should take in order to exchange their ADSs for Ordinary Shares.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning the Company’s expectations regarding the termination of its ADR Program. These forward-looking statements are not promises or guarantees and involve substantial risks and uncertainties. A list and description of these risks, uncertainties and other risks associated with an investment in the Company can be found in Company’s filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVADEL PHARMACEUTICALS PLC

	By:	/s/ Jerad G. Seurer
Date: April 15, 2024		Name:	Jerad G. Seurer
		Title:	General Counsel & Corporate Secretary